EXHIBIT 24
POWER OF ATTORNEY
POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments thereto, relating to the year ended December 31, 2006, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 28th day of January, 2007.

/s/ Michael B. Yanney
Michael B. Yanney

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2006, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 29th day of January, 2007.

/s/ George J. Behringer
George J. Behringer

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2006, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of February, 2007.

/s/ George V. Janzen
George V. Janzen

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2006, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 2nd day of February, 2007.

/s/ George H. Krauss
George H. Krauss

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2006, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 26th day of January, 2007.

/s/ Lisa Y. Roskens
Lisa Y. Roskens

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2006, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 25th day of January, 2007.

/s/ John Schlegel
John Schlegel

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2006, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of March, 2007.

/s/ Steven W. Seline
Steven W. Seline

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